LEGAL PROCEEDINGS

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust ("Litigation Trustee") and Wilmington Savings Fund Society, FSB, as indenture Trustee ("Indenture Trustee") for several series of notes issued by Nine West Holdings, Inc. ("Nine West"), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. ("Jones Group"): Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund (together, the "Funds"). The claim stems from a series of merger transactions ("Transactions") entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265), Small Cap Index Fund ($683,610) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. The Funds intend to vigorously defend themselves against this action.

NTAC:2SE-18

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NTAC:3NS"20CEN\Northern_N-CEN disclosure re legal proceedings.docx